                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  May 19, 2003

                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                1-8351              31-0791746
         (State or other    (Commission File Number)   (I.R.S. Employer
          jurisdiction of                               Identification
            incorporation)                                   Number)

          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
          (Address of principal executive offices)            (Zip Code)

               Registrant's telephone number, including area code:
                                 (513) 762-6900

                                   Page 1 of 2

         Item 5.           Other Events

         The Registrant announced May 20, 2003 that, effective
May 19, 2003, it has changed its name to "Roto-Rooter, Inc."  The
Registrant's press release, dated May 20, 2003, is attached as an exhibit to this report.

         Exhibits.

         (99.1) Registrant's press release dated May 20, 2003.

                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHEMED CORPORATION

Dated:   May 20, 2003          By:   /s/ Arthur V. Tucker, Jr.
                                     Arthur V. Tucker, Jr.
                                     Vice President and Controller

                                   Page 2 of 2